Financial Liabilities Held for Trading at Fair Value Through Pofit or Loss (Details) - Schedule of Financial Liabilities Held for Trading at Fair Value Through Profit or Loss - CLP ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022
Schedule of Financial Liabilities Held for Trading at Fair Value Through Profit or Loss [Abstract]
Financial derivative contracts	$ 2,196,116	$ 3,101,469
Other financial instruments	2,305	6,271
Total	$ 2,198,421	$ 3,107,740